Exhibit 10.2

Execution Version

EXTENSION AGREEMENT

JPMorgan Chase Bank, N.A.,
   as Administrative
   Agent under the Credit Agreement
   referred to below
Loan & Agency Group

500 Stanton Christiana 3/Ops2

Newark, DE 19713

Attention:  Emily Cousineau

With a copy to:

JPMorgan Chase Bank, N.A.

383 Madison Avenue, 24th Floor
New York, NY 10179

Attention:  Robert Kellas

Ladies and Gentlemen:

Each undersigned Lender hereby agrees to extend, effective May 27, 2016 (the “Extension Effective Date”), its Termination Date under the Second Amended and Restated Credit Agreement, dated as of May 5, 2014, among Air Lease Corporation, the several banks and other financial institutions or entities from time to time parties thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended by the First Amendment dated as of June 1, 2015, by the Second Amendment dated as of the Extension Effective Date and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) to May 5, 2020 pursuant to Section 2.1(g) of the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

This Extension Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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JPMorgan Chase Bank, N.A. as Lender

By:	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

Bank of America, N.A., as Lender

By:	/s/ William Soo
Name: William Soo
Title: Director

Citibank, N.A. as Lender

By:	/s/ Joseph Shanahan
Name: Joseph Shanahan
Title: Vice President

Mizuho Bank, Ltd., as Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

BMO Harris Bank N.A., as Lender

By:	/s/ Dan Ryan
Name: Dan Ryan
Title: Vice President

BNP Paribas, as Lender

By:	/s/ Robert Papas
Name: Robert Papas
Title: Director

By:	/s/ Eric Chilton
Name: Eric Chilton
Title: Managing Director

Bank of the West, as Lender

By:	/s/ Sidney Jordan
Name: Sidney Jordan
Title: Managing Director

By:	/s/ David G. Kronen
Name: David G. Kronen
Title: Director

Suntrust Bank, as Lender

By:	/s/ Doug Kennedy
Name: Doug Kennedy
Title: Director

Fifth Third Bank, as Lender

By:	/s/ Aimee Nelson
Name: Aimee Nelson
Title: Managing Director

Industrial and Commercial Bank of China Limited, New York Branch, as Lender

By:	/s/ Jeffery Roth
Name: Jeffery Roth
Title: Director

By:	/s/ Shulin Peng
Name: Shuling Peng
Title: Managing Director

MUFG Union Bank, N.A., as Lender

By:	/s/ Eric George
Name: Eric George
Title: Director

Royal Bank of Canada, as Lender

By:	/s/ Brij Grew
Name: Brij Grewal
Title: Authorized Signatory

Santander Bank, N.A., as Lender

By:	/s/ William Maag
Name: William Maag
Title: Managing Director

Wells Fargo Bank N.A., as Lender

By:	/s/ Yezdan Badrakhan
Name: Yezdan Badrakhan
Title: Vice President

Commonwealth Bank of Australia, as Lender

By:	/s/ James M. Miller
Name: James M. Miller
Title: Head of Americas Origination Structured Asset Finance

Deutsche Bank AG New York Branch, as Lender

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

Morgan Stanley Bank, N.A., as Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

Bank of China, Los Angeles Branch, as Lender

By:	/s/ Yong Ou
Name: Yong Ou
Title: Senior Vice President & Deputy Branch Manager

Apple Bank for Savings, as Lender

By:	/s/ Jonathan C. Byron
Name:	Jonathan C. Byron
Title:	Senior Vice President

Lloyds Bank, as Lender

By:	/s/ Daven Popat
Name:	Daven Popat
Title:	Senior Vice President

By:	/s/ Veronica Cranny
Name:	Veronica Cranny
Title:	Manager

Credit Agricole Corporate and Investment Bank, as Lender

By:	/s/ Yevgeniya Levy
Name:	Yevgeniya Levy
Title:	Managing Director

By:	/s/ Brian Bolotin
Name:	Brian Bolotin
Title:	Managing Director

DBS Bank Ltd., as Lender

By:	/s/ Ong Sie Wei
Name:	Ong Sie Wei
Title:	Senior Vice President

U.S. Bank, National Association, as Lender

By:	/s/ Gary P. Terrasi
Name:	Gary P. Terrasi
Title:	Vice President

Citizens Bank, National Association, as Lender

By:	/s/ Darran Wee
Name:	Darran Wee
Title:	Senior Vice President

City National Bank, as Lender

By:	/s/ Eric Lo
Name:	Eric Lo
Title:	Vice President

Bank of Communications Co., Ltd., New York Branch, as Lender

By:	/s/ Shelley He
Name:	Shelley He
Title:	Deputy General Manager

Chang Hwa Commercial Bank, Ltd., New York Branch, as Lender

By:	/s/ Jane S.C. Yang
Name:	Jane S.C. Yang
Title:	Vice President & General Manager

CIT Bank, N.A., as Lender

By:	/s/ John Farrace
Name:	John Farrace
Title:	Managing Director

East West Bank, as Lender

By:	/s/ Kandy Hung
Name:	Kandy Hung
Title:	Director of Syndications

The Royal Bank of Scotland plc, as Lender

By:	/s/ William McGinty
Name:	William McGinty
Title:	Director

United Bank, as Lender

By:	/s/ Tom Wolcott
Name:	Tom Wolcott
Title:	SVP Shared Natioanal Credit

Agreed and Accepted: this 27th day of May, 2016

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Gene Riego De Dios
Title: Gene Riego De Dios
Name: Vice President

Agreed and Accepted:

Pursuant to the requirements of Section 2.1(g) of the Credit Agreement, we hereby confirm that:

(a)                               The representations and warranties of the Borrower set forth in each of the Loan Documents to which it is a party or which are contained in any notice or certificate delivered in connection therewith are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Extension Effective Date, as if made on and as of each such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (provided that any representation or warranty that is qualified by materiality shall be true and correct in all respects) as of such earlier date; and

(b)                              No Default or Event of Default has occurred and is continuing as of the Extension Effective Date.

AIR LEASE CORPORATION

By:	/s/ Gregory B. Willis
	Title:	Gregory B. Willis
	Name:	Senior Vice President & Chief Financial Officer